THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
Lincoln Level Advantage® Select B-Share Indexed Variable Annuity
Supplement dated February 7, 2020
This supplement to your Lincoln Level Advantage® Select B-Share Indexed Variable Annuity prospectus describes the addition of a new investment option. It is for informational purposes and requires no action on your part. All other provisions in your prospectus remain unchanged.
OVERVIEW
A new Indexed Account will be available on new contracts beginning February 18, 2020. This account will offer a 3-year Indexed Term, a 10% Protection Level, and a Performance Cap.  You can find complete details about Indexed Terms, Protection Levels and Performance Caps in your prospectus.
DESCRIPTION OF CHANGES

The following Indexed Account is available:
3-Year Indexed Account with Performance Cap
•	S&P 500 Cap, 10% Protection
As a result, the following discussion describes changes that are incorporated into the specified sections of your prospectus.
Indexed Term – An Indexed Term of 3 years is available for the new Indexed Account. If you choose to allocate your Purchase Payments to Indexed Accounts, all Indexed Segments of the Indexed Accounts to which you allocate Purchase Payments, including future Segments, must begin on the same Indexed Anniversary Date. The Indexed Anniversary Date is the yearly anniversary of the Start Date of your initial allocation to an Indexed Account.  For example, if you select a 3-Year Indexed Account, two years later, you may start a Segment of a 1-Year Indexed Account, as long as the 1-Year Segment begins on the Indexed Anniversary Date for your contract. If you have more than one Segment of a 3-Year Indexed Account in effect at any time, these Segments must have the same Start Date and End Date.
Interim Value - The following examples demonstrate how the Interim Value is calculated in different scenarios for a 3-Year Indexed Segment with Performance Cap and without Annual Locks.

	3 Year	3 Year
Indexed Term length ………………………………………………………….	36 months	36 months
Months since Indexed Term Start Date …………………………………….	33	15
Indexed Crediting Base ………………………………………………………	$1,000	$1,000
Protection Level ……………………………………………………………….	10%	10%
Performance Cap ……………………………………………………………..	27%	27%
Months to End Date …………………………………………………………..	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair Value of Hypothetical Fixed Instrument ……………………………	995	968
2. Fair Value of Hypothetical Derivatives …………………………………..	(201)	(201)
3. Sum of 1 + 2 ………………………………………………………………..	794	767
4. Pro-rated Cap …..……………………………………...………....	1,248	1,113
Account Interim Value = Minimum of 3 and 4 ……………………………..	794	767

Change in Index Value is -10%	3 Year	3 Year
1. Fair Value of Hypothetical Fixed Instrument ……………………………	995	968
2. Fair Value of Hypothetical Derivatives …………………………………..	(25)	(52)
3. Sum of 1 + 2 ………………………………………………………………..	971	916
4. Pro-rated Cap……………………………. ………………………	1,248	1,113
Account Interim Value = Minimum of 3 and 4 ……………………………..	971	916

Change in Index Value is 20%	3 Year	3 Year
1. Fair Value of Hypothetical Fixed Instrument ……………………………	995	968
2. Fair Value of Hypothetical Derivatives …………………………………..	193	142
3. Sum of 1 + 2 ………………………………………………………………..	1,188	1,110
4. Pro-rated Cap …………………………………...…………………	1,248	1,113
Account Interim Value = Minimum of 3 and 4 ……………………………..	1,188	1,110

Change in Index Value is 40%	3 Year	3 Year
1. Fair Value of Hypothetical Fixed Instrument ……………………………	995	968
2. Fair Value of Hypothetical Derivatives …………………………………..	258	192
3. Sum of 1 + 2 ………………………………………………………………..	1,253	1,159
4. Pro-rated Cap……………………………………………………..	1,248	1,113
Account Interim Value = Minimum of 3 and 4 ……………………………..	1,248	1,113

Please retain this supplement with your prospectus for future reference.